UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ANNUAL REPORT

OAK RIDGE GLOBAL RESOURCES & INFRASTRUCTURE FUND

MARCH 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (855) 551-5521 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (855) 551-5521 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Oak Ridge Investments | www.oakridgefunds.com

Oak Ridge Global Resources & Infrastructure Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	3
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	25

This report and the financial statements contained herein are provided for the general information of the shareholders of the Oak Ridge Global Resources & Infrastructure Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.oakridgefunds.com

Discussion of Fund Performance

A letter from Michael Underhill and Susan Dambekaln of Capital Innovations, LLC, portfolio managers of the Oak Ridge Global Resources & Infrastructure Fund.

Discussion of Fund Performance

Dear Shareholders:

For the period April 1, 2018 through March 31, 2019 the Oak Ridge Global Resources & Infrastructure Fund returned -5.58% (Class A) and -5.25% (Class I) at NAV before taxes. The Fund’s benchmark, the S&P Global Natural Resources Index, returned -0.69%. We discuss the factors that affected the Fund’s absolute performance below.

Overview

Higher crude-oil prices provided a tailwind for corporate profitability and stock prices in the energy sector, while falling prices among other commodities caused general weakness in nonenergy natural resources industries. We believe that natural resources stocks can become mispriced relative to their long-term intrinsic value due to overemphasis on short-term commodity price swings or geopolitical events, or underappreciation of changes in technology, cost structures or capital intensity. Foreign holdings detracted from the fund's relative performance, in part due to a stronger U.S. dollar.

Contributors to Performance

Leading contributors during the reporting period were stock selections in the Materials and Energy sectors. Specific overweight to Metals & Mining, and Energy positions provided the most meaningful contributions to returns and included BHP Billiton LTD, Marathon Petroleum Corp/Andeavor, Rio Tinto PLC, NK Lukoil PAO., and Cheniere Energy Inc.

Detractors from Performance

Leading detractors during the reporting period were stock selections in the Paper and Packaging, Metals and Mining and Energy Services sectors. These included Westrock Co, Weatherford International PLC Ultrapar Participacoes SA, United States Steel Corp., Nabors Industries Ltd.

Fund Positioning

The Oak Ridge Global Resources and Infrastructure Fund diversifies its investments across three broad areas: Energy Infrastructure, Metals, and Agriculture/Forestry Holdings. Our outlook on Energy is positive. OPEC has agreed to continue cutting supply and we expect moderately increasing oil price increases along with consolidation in the industry. We therefore maintain our overweight in Energy, relative to the benchmark. Our team plans to focus on the stocks of companies with better business models and management teams with a track record of execution. E&Ps remain the fund's biggest industry overweighting, and we believe there may be more companies either increasing or producing positive free cash flow during the next six to 12 months. We are also bullish on Metals, where we plan to remain overweight while selectively trimming or adding exposure as we identify opportunities. We are becoming more constructive about Precious Metals, specifically Gold. Gold is often touted as one of the best safe-haven assets during times of economic and financial stress and our analysis finds that the metal’s price has consistently risen sharply when US equity markets have slumped.

We think that the prices of most commodities will soften this year as global economic growth remains weak and investor risk aversion returns. While policy in China has become more accommodative, it is on a limited scale and is only likely to stabilize growth rather than provide a sustained lift. Meanwhile, growth in the euro-zone, the US and Japan has also slowed, pointing to subdued commodity demand. Turning to 2020, the outlook for commodity prices is more positive. We suspect that the Fed will be in easing mode, which should prompt a return of risk appetite. Indeed, our forecast of rising equity markets in 2020 is a key reason why we expect higher commodity prices. By 2021, we see a cyclical recovery in the US economy giving a boost to commodity markets more generally. Admittedly, we think that China will be in a structural slowdown. But while this should have negative implications for industrial commodity markets, constrained supply growth of many metals suggests that prices should still rise.

We are grateful for your continued support and wish you the best for the rest of 2019 and early 2020.

Sincerely,

Michael Underhill	Susan Dambekaln
CIO & Portfolio Manager	Managing Partner & Co-Portfolio Manager
Capital Innovations, LLC	Capital Innovations, LLC

The views of the Fund’s advisors are as of the date of this letter and not as of any later date.

Portfolio holdings are subject to change daily. Nothing in this letter represents a recommendation to buy, hold or sell any security.

Oak Ridge Global Resources & Infrastructure Fund
FUND PERFORMANCE at March 31, 2019 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class l shares, made at its inception, with a similar investment in the MSCI ACWI Index and S&P Global Natural Resources Index. The performance graph above is shown for the Fund’s Class I Shares; Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The S&P Global Natural Resources Index measures the performance of 90 of the largest publicly-traded companies in natural resources and commodities businesses. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of March 31, 2019	1 Year	3 Years	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	-5.58%	9.73%	0.98%	3.46%	09/28/12
Class I2	-5.25%	10.05%	1.26%	3.73%	09/28/12
After deducting maximum sales charge
Class A1	-10.99%	7.59%	-0.21%	2.52%	09/28/12
MSCI ACWI Index	2.60%	10.67%	6.45%	8.95%	09/28/12
S&P Global Natural Resources Index	-0.69%	12.75%	1.21%	1.26%	09/28/12
[1]	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	Class I shares do not have any initial or contingent deferred sales charge.

The Fund acquired the assets and liabilities of the RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (the “Predecessor Fund”) on July 1, 2017. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to July 1, 2017, reflect the performance of the Predecessor Fund.

Oak Ridge Global Resources & Infrastructure Fund

FUND PERFORMANCE at March 31, 2019 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 2.68% and 1.40%, respectively, and for Class I shares were 2.43% and 1.15%, respectively, which were the amounts stated in the current prospectus dated August 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.15% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until July 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Global Resources & Infrastructure Fund

SCHEDULE OF INVESTMENTS

As of March 31, 2019

Number of Shares		Value
	COMMON STOCKS – 100.2%
	AUSTRALIA – 5.6%
17,200	BHP Group Ltd.	$940,324
	BRAZIL – 4.4%
20,000	BRF S.A. - ADR*	116,400
18,370	Ultrapar Participacoes SA	219,521
31,010	Vale SA	404,991
		740,912
	CANADA – 8.3%
14,880	Barrick Gold Corp.	204,005
6,155	Canadian Natural Resources Ltd.	169,262
2,340	Enbridge, Inc.	84,848
22,285	Goldcorp, Inc.	254,940
6,300	Nutrien Ltd.	332,388
8,055	Suncor Energy, Inc.	261,224
1,990	TransCanada Corp.	89,431
		1,396,098
	FRANCE – 3.2%
9,645	TOTAL SA	536,744
	IRELAND – 0.5%
3,340	Smurfit Kappa Group PLC	93,701
	ITALY – 1.3%
6,440	Eni SpA	226,946
	LUXEMBOURG – 1.8%
14,970	ArcelorMittal	305,089
	NETHERLANDS – 4.2%
11,245	Royal Dutch Shell PLC	703,825
	PERU – 0.5%
2,000	Southern Copper Corp.	79,360
	RUSSIA – 0.9%
1,700	LUKOIL PJSC	151,997
	SOUTH KOREA – 0.3%
930	POSCO - ADR	51,345
	SWITZERLAND – 4.9%
200,000	Glencore PLC*	828,210
	TURKEY – 0.3%
10,000	Turkcell Iletisim Hizmetleri A.S. - ADR	53,600
	UNITED KINGDOM – 10.4%
21,200	Anglo American PLC	566,999
18,230	BP PLC	797,016
6,465	Rio Tinto PLC	380,465
		1,744,480

Oak Ridge Global Resources & Infrastructure Fund

SCHEDULE OF INVESTMENTS – Continued

As of March 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES – 53.6%
1,335	Air Products & Chemicals, Inc.	$254,932
9,768	Alcoa Corp.*	275,067
4,894	Anadarko Petroleum Corp.	222,579
8,215	Archer-Daniels-Midland Co.	354,313
4,650	Bunge Ltd.	246,776
925	Caterpillar, Inc.	125,328
5,240	CF Industries Holdings, Inc.	214,211
3,830	Cheniere Energy, Inc.*	261,819
3,350	Chevron Corp.	412,653
1,910	ConocoPhillips	127,473
2,675	Deere & Co.	427,572
5,450	DowDuPont, Inc.	290,540
3,445	EOG Resources, Inc.	327,895
6,855	Exxon Mobil Corp.	553,884
36,170	Freeport-McMoRan, Inc.	466,231
12,080	Green Plains, Inc.	201,494
7,450	Halliburton Co.	218,285
6,890	International Paper Co.	318,800
975	Kansas City Southern	113,081
16,150	Kinder Morgan, Inc.	323,161
1,695	LyondellBasell Industries N.V. - Class A	142,516
6,000	Marathon Petroleum Corp.	359,100
5,795	Newmont Mining Corp.	207,287
10,710	Noble Energy, Inc.	264,858
3,190	Nucor Corp.	186,137
4,034	Olin Corp.	93,347
930	Packaging Corp. of America	92,423
1,770	Phillips 66	168,451
2,865	Pioneer Natural Resources Co.	436,282
5,000	Schlumberger Ltd.	217,850
7,540	Steel Dynamics, Inc.	265,936
5,110	United States Steel Corp.	99,594
1,130	Valero Energy Corp.	95,858
500	Vulcan Materials Co.	59,200
6,005	WestRock Co.	230,292
14,010	Weyerhaeuser Co.	369,023
		9,024,248
	TOTAL COMMON STOCKS
	(Cost $16,523,224)	16,876,879

Oak Ridge Global Resources & Infrastructure Fund

SCHEDULE OF INVESTMENTS – Continued

As of March 31, 2019

Principal Amount		Value
	SHORT-TERM INVESTMENTS – 0.3%
$44,118	UMB Money Market II Special, 2.22%[1]	$44,118
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $44,118)	44,118
	TOTAL INVESTMENTS – 100.5%
	(Cost $16,567,342)	16,920,997
	Liabilities in Excess of Other Assets – (0.5)%	(79,294)
	TOTAL NET ASSETS – 100.0%	$16,841,703

ADR – American Depository Receipt

PJSC – Public Joint Stock Company

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Global Resources & Infrastructure Fund

SUMMARY OF INVESTMENTS

As of March 31, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Materials	45.3%
Energy	44.1%
Consumer Staples	4.3%
Industrials	4.0%
Financials	2.2%
Communications	0.3%
Total Common Stocks	100.2%
Short-Term Investments	0.3%
Total Investments	100.5%
Liabilities in Excess of Other Assets	(0.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Global Resources & Infrastructure Fund

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2019

Assets:
Investments, at value (cost $16,567,342)	$16,920,997
Dividends and interest	69,213
Due from Advisor	6,875
Prepaid expenses	5,719
Total assets	17,002,804

Liabilities:
Fund shares redeemed	100,224
Shareholder servicing fees (Note 6)	4,698
Distribution fees - Class A (Note 7)	595
Auditing fees	18,400
Fund administration fees	10,468
Transfer agent fees and expenses	7,525
Custody fees	3,091
Fund accounting fees	3,064
Trustees' deferred compensation (Note 3)	2,198
Chief Compliance Officer fees	1,006
Trustees' fees and expenses	160
Accrued other expenses	9,672
Total liabilities	161,101

Net Assets	$16,841,703

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$17,055,736
Total accumulated deficit	(214,033)
Net Assets	$16,841,703

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$2,813,621
Shares of beneficial interest issued and outstanding	246,800
Redemption price	11.40
Maximum sales charge (5.75% of offering price)*	0.70
Maximum offering price to public	$12.10

Class I Shares:
Net assets applicable to shares outstanding	$14,028,082
Shares of beneficial interest issued and outstanding	1,223,509
Redemption price	$11.47

*	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

Oak Ridge Global Resources & Infrastructure Fund

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $28,615)	$631,032
Interest	3,048
Total investment income	634,080

Expenses:
Advisory fees	205,355
Fund administration fees	55,512
Registration fees	47,825
Transfer agent fees and expenses	37,712
Shareholder servicing fees (Note 6)	24,413
Auditing fees	20,159
Fund accounting fees	16,448
Legal fees	15,667
Shareholder reporting fees	10,939
Custody fees	10,078
Chief Compliance Officer fees	8,738
Distribution fees - Class A (Note 7)	7,347
Offering costs	7,198
Trustees' fees and expenses	7,001
Miscellaneous	7,000
Insurance fees	1,379
Total expenses	482,771
Less advisory fees waived & expenses reimbursed	(239,338)
Net expenses	243,433
Net investment income	390,647

Realized and Unrealized Loss:
Net realized loss on:
Investments	(251,049)
Foreign currency transactions	(796)
Net realized loss	(251,845)
Net change in unrealized appreciation/depreciation on:
Investments	(1,515,074)
Foreign currency translations	(316)
Net change in unrealized appreciation/depreciation	(1,515,390)
Net realized and unrealized loss	(1,767,235)

Net Decrease in Net Assets from Operations	$(1,376,588)

See accompanying Notes to Financial Statements.

Oak Ridge Global Resources & Infrastructure Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$390,647	$250,452
Net realized gain (loss) on investments and foreign currency transactions	(251,845)	317,635
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(1,515,390)	1,204,863
Net increase (decrease) in net assets resulting from operations	(1,376,588)	1,772,950

Distributions to shareholders:
Distributions[1]:
Class A	(54,238)
Class I	(338,608)
Total	(392,846)
From net investment income:
Class A		(7,584)
Class I		(157,632)
Total		(165,216)

Capital Transactions:
Net proceeds from shares sold:
Class A	20,666	2,329,563 [2]
Class C	-	50,572 [2]
Class I	2,831,291	16,398,548
Reinvestment of Distributions:
Class A	54,238	7,519
Class I	322,580	157,515
Cost of shares redeemed:
Class A	(82,791)	(761,606)[2]
Class C	-	(301,459)[2]
Class I	(6,570,928)	(6,554,092)
Net increase (decrease) in net assets from capital transactions	(3,424,944)	11,326,560

Total increase (decrease) in net assets	(5,194,378)	12,934,294

Net Assets:
Beginning of period	22,036,081	9,101,787
End of period[3]	$16,841,703	$22,036,081

Capital Share Transactions:
Shares sold:
Class A	1,792	190,648 [2]
Class C	-	4,470 [2]
Class I	237,193	1,443,480
Shares reinvested:
Class A	5,117	627 [2]
Class I	30,261	13,072
Shares redeemed:
Class A	(6,668)	(67,289)[2]
Class C	-	(28,669)[2]
Class I	(578,107)	(565,249)
Net increase (decrease) in capital share transactions	(310,412)	991,090

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	With the Plan of Reorganization, Class C shareholders received Class A shares effective as of the close of business on June 30, 2017. See Note 1 in the accompanying Notes to Financial Statements.
[3]	End of year net assets include accumulated undistributed net investment income of $70,712 for the year ended March 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

Oak Ridge Global Resources & Infrastructure Fund

FINANCIAL HIGHLIGHTS

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended March 31,			For the Period December 1, 2015**	For the Year Ended November 30,
	2019	2018	2017	through March 31, 2016	2015	2014
Net asset value, beginning of period	$12.33	$11.50	$9.03	$9.90	$11.83	$11.49
Income from Investment Operations:
Net investment income[1]	0.20	0.15	0.08	0.07	0.11	0.10
Net realized and unrealized gain (loss)	(0.90)	0.75	2.59	(0.76)	(1.90)	0.34
Total from investment operations	(0.70)	0.90	2.67	(0.69)	(1.79)	0.44

Less Distributions:
From net investment income	(0.18)	(0.07)	(0.20)	(0.18)	(0.14)	(0.02)
From return of capital	-	-	-	-	-	(0.03)
From net realized gain	(0.05)	-	-	-	-	(0.05)
Total distributions	(0.23)	(0.07)	(0.20)	(0.18)	(0.14)	(0.10)

Net asset value, end of period	$11.40	$12.33	$11.50	$9.03	$9.90	$11.83

Total return[2]	(5.58)%	7.88%	29.72%	(7.01)%[3]	(15.14)%	3.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,814	$3,039	$1,409	$1,250	$1,756	$3,033

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.57%	2.68%	2.54%	14.70%[4]	3.67%	3.54%
After fees waived and expenses absorbed	1.40%	1.40%	1.40%	1.53%[4]	1.60%	1.60%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.52%	(0.02)%	(0.35)%	(10.83)%[4]	(1.09)%	(1.06)%
After fees waived and expenses absorbed	1.69%	1.26%	0.79%	2.34%[4]	0.98%	0.88%

Portfolio turnover rate	20%	59%	52%	23%[3]	19%	24%

*	Financial information from April 1, 2012 through June 30, 2017 is for the RidgeWorth Capital Innovations Global Resources and Infrastructure Fund, which was reorganized into the Oak Ridge Global Resources & Infrastructure Fund as of the close of business June 30, 2017.
**	The Fund had a fiscal year end change from November 30 to March 31 and adopted the historical performance of the Predecessor Fund.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Global Resources & Infrastructure Fund

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended March 31,			For the Period December 1, 2015**	For the Year Ended November 30,
	2019	2018	2017	through March 31, 2016	2015	2014
Net asset value, beginning of period	$12.38	$11.54	$9.04	$9.91	$11.84	$11.50
Income from Investment Operations:
Net investment income[1]	0.24	0.18	0.12	0.07	0.14	0.13
Net realized and unrealized gain (loss)	(0.90)	0.76	2.58	(0.76)	(1.90)	0.34
Total from investment operations	(0.66)	0.94	2.70	(0.69)	(1.76)	0.47

Less Distributions:
From net investment income	(0.20)	(0.10)	(0.20)	(0.18)	(0.17)	(0.04)
From return of capital	-	-	-	-	-	(0.04)
From net realized gain	(0.05)	-	-	-	-	(0.05)
Total distributions	(0.25)	(0.10)	(0.20)	(0.18)	(0.17)	(0.13)

Net asset value, end of period	$11.47	$12.38	$11.54	$9.04	$9.91	$11.84

Total return[2]	(5.25)%	8.20%	30.02%	(6.93)%[3]	(14.92)%	4.12%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,028	$18,997	$7,421	$1,955	$3,336	$12,532

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.32%	2.43%	2.38%	14.19%[4]	3.42%	3.29%
After fees waived and expenses absorbed	1.15%	1.15%	1.15%	1.28%[4]	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.77%	0.23%	(0.11)%	(10.39)%[4]	(0.84)%	(0.81)%
After fees waived and expenses absorbed	1.94%	1.51%	1.12%	2.52%[4]	1.23%	1.13%

Portfolio turnover rate	20%	59%	52%	23%[3]	19%	24%

*	Financial information from April 1, 2012 through June 30, 2017 is for the RidgeWorth Capital Innovations Global Resources and Infrastructure Fund, which was reorganized into the Oak Ridge Global Resources & Infrastructure Fund as of the close of business June 30, 2017.
**	The Fund had a fiscal year end change from November 30 to March 31 and adopted the historical performance of the Predecessor Fund.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Global Resources & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2019

Note 1 – Organization

The Oak Ridge Global Resources & Infrastructure Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to provide long-term growth of capital. The Fund currently offers two classes of shares: Class A and Class I commenced operations on September 28, 2012. Prior to July 1, 2017 the shares were part of RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (the “Acquired Fund”) a separate series of RidgeWorth Funds. Class C shareholders received Class A shares effective as of the close of business on June 30, 2017.

The Fund commenced investment operations on July 1, 2017 with Class A and Class I shares. Prior to that date, its only activity was a transfer of 155,132 shares of the Fund’s Class A shares and a transfer of 559,106 shares of the Fund’s Class I shares in exchange for the net assets of the Acquired Fund, at $7,721,484. This exchange was nontaxable. The primary net assets received by the Fund were cash, receivables and securities of the Acquired Fund with a fair value of $8,349,279 (identified cost of investments transferred was $8,194,106). The Fund’s liabilities were also assumed. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification, Financial Services – Investment Companies”, Topic 946 (ASC 946).

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Oak Ridge Global Resources & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2019

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $21,520, which are being amortized over a one-year period from July 1, 2017 (commencement of operations).

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended March 31, 2016-2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Oak Ridge Global Resources & Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2019

(d) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Oak Ridge Investments, LLC (the “Advisor” or “Oak Ridge”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40%, and 1.15% of the Fund's average daily net assets for Class A and Class I shares, respectively. This agreement is in effect until July 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended March 31, 2019, the Advisor waived a portion of its advisory fees totaling $239,338. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At March 31, 2019, the amount of these potentially recoverable expenses was $422,274. The Advisor may recapture all or a portion of this amount no later than March 31 of the years stated below:

2021	$182,936
2022	239,338
Total	$422,274

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended March 31, 2019 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended March 31, 2019, the Fund’s allocated fees accrued for non-interested Trustees are reported on the Statement of Operations.

Oak Ridge Global Resources & Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2019

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund's liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2019, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At March 31, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$16,594,382

Gross unrealized appreciation	$1,695,821
Gross unrealized depreciation	(1,369,206)
Net unrealized appreciation on investments	$326,615

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2019, there were no permanent differences between book and tax accounting.

As of March 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$142,032
Undistributed long-term capital gains	-
Accumulated earnings	142,032

Accumulated capital and other losses	(682,484)
Net unrealized appreciation on investments	326,615
Net unrealized depreciation on foreign currency translations	(196)
Total accumulated deficit	$(214,033)

Oak Ridge Global Resources & Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2019

The tax character of distributions paid during the fiscal years ended March 31, 2019 and March 31, 2018, were as follows:

	2019	2018
Distributions paid from :
Ordinary income	$318,531	$165,216
Net long-term capital gains	74,315	-
Total distributions paid	$392,846	$165,216

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first day of the Fund's next taxable year. As of March 31, 2019, the Fund had $682,484 of post-October losses, which are deferred until April 1, 2019 for tax purposes.

During the fiscal year ended March 31, 2019, the Fund utilized $290,345 of short-term non-expiring capital loss carryovers.

Note 5 – Investment Transactions

For the year ended March 31, 2019, purchases and sales of investments, excluding short-term investments, were $3,969,419 and $7,028,969, respectively.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended March 31, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, attributable to Class A shares, payable to IMST Distributors, LLC. Class I does not pay any distribution fees.

For the year ended March 31, 2019, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Oak Ridge Global Resources & Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2019

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$16,876,879	$-	$-	$16,876,879
Short-Term Investments	44,118	-	-	44,118
Total Investments	$16,920,997	$-	$-	$16,920,997

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by country, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 10 – New Accounting Pronouncement

In August 2018, the Securities and Exchange Commission (the "SEC") adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

Oak Ridge Global Resources & Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2019

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

On September 4, 2018, the Board of Trustees of the Trust approved the Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of Oak Ridge Funds referred to below (each an “Acquired Fund”), each a series of the Trust, into a corresponding newly organized series (each an “Acquiring Fund”) of North Square Investments Trust, also listed below:

Acquired Fund	Acquiring Fund
Oak Ridge Disciplined Growth Fund	North Square Oak Ridge Disciplined Growth Fund
Oak Ridge Dividend Growth Fund	North Square Oak Ridge Dividend Growth Fund
Oak Ridge Dynamic Small Cap Fund	North Square Dynamic Small Cap Fund
Oak Ridge International Small Cap Fund	North Square International Small Cap Fund
Oak Ridge Multi Strategy Fund	North Square Multi Strategy Fund
Oak Ridge Small Cap Growth Fund	North Square Oak Ridge Small Cap Growth Fund
Oak Ridge Global Resources & Infrastructure Fund	North Square Global Resources & Infrastructure Fund

The Plan provides for each Acquired Fund to transfer all of its assets to the corresponding Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by the shareholders prior to the reorganization. The reorganizations are not expected to result in the recognition of gain or loss by any of the Acquired Funds or their shareholders for federal tax purposes. The Advisor and North Square Investments, LLC, the investment advisor to each Acquiring Fund, have agreed to bear the costs of each Acquired Fund related to the reorganizations.

The reorganization of each Acquired Fund was subject to approval by its shareholders.

The Fund’s shareholders approved the Plan at a meeting held on December 6, 2018. The results of the shareholders meeting are reported in the Supplemental Information pages.

At the close of business on May 10, 2019, the Fund reorganized into the North Square Global Resources & Infrastructure Fund.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Oak Ridge Global Resources & Infrastructure Fund and the Board of Trustees of Investment Managers Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Oak Ridge Global Resources & Infrastructure Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and each of the two years in the period ended November 30, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for the year ended March 31, 2017 and for the period December 1, 2015 through March 31, 2016, and in their report, dated May 25, 2017, they expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Investment managers Series Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 24, 2019

Oak Ridge Global Resources & Infrastructure Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the year ended March 31, 2019, the Fund designates $74,315 as a 20.00% rate gain distribution for purposes of the dividends paid deduction.

Corporate Dividends Received Deduction

For the year ended March 31, 2019, 59.32%, of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, is designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended March 31, 2019, 100.00%, of dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, is designated as qualified dividend income.

Results of Shareholder Meeting

On December 6, 2018, shareholders of the Fund approved the reorganization into the North Square Global Resources & Infrastructure Fund. The percentage of share outstanding and entitled to vote that were present by proxy was 65.95%. The number of shares voted were as follows:

For	Against	Abstain	Total
1,168,361	1,778	19	1,170,158

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 551-5521 or on the Fund’s website at www.oakridgefunds.com. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	7	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	7	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

Oak Ridge Global Resources & Infrastructure Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	7	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	7	Investment Managers Series Trust II, a registered investment company (includes 10 portfolios).
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co- administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	7	Investment Managers Series Trust II, a registered investment company (includes 10 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014	President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A

Oak Ridge Global Resources & Infrastructure Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the Oak Ridge Small Cap Growth Fund, Oak Ridge International Small Cap Fund, Oak Ridge Dynamic Small Cap Fund, Oak Ridge Disciplined Growth Fund, Oak Ridge Multi Strategy Fund and Oak Ridge Dividend Growth Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

Oak Ridge Global Resources & Infrastructure Fund

EXPENSE EXAMPLE

For the Six Months Ended March 31, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		10/1/18	3/31/19	10/1/18 – 3/31/19
Class A	Actual Performance	$ 1,000.00	$916.00	$6.69
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.04
Class I	Actual Performance	1,000.00	917.90	5.49
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.20	5.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40% and 1.15% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Oak Ridge Global Resources & Infrastructure Fund

A series of Investment Managers Series Trust

Advisor

 Oak Ridge Investments, LLC

10 South LaSalle Street, Suite 1900

Chicago, Illinois 60603

Sub-Advisor

Capital Innovations, LLC

325 Forest Grove Drive, Suite 100

Pewaukee, Wisconsin 53072

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 10th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Oak Ridge Global Resources & Infrastructure Fund - Class A	INNAX	46141Q 295
Oak Ridge Global Resources & Infrastructure Fund - Class I	INNNX	46141Q 287

Privacy Principles of the Oak Ridge Global Resources & Infrastructure Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Oak Ridge Global Resources & Infrastructure Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (855) 551-5521 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 551-5521 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (855) 551-5521.

Oak Ridge Global Resources & Infrastructure Fund

P.O. Box 2175

Milwaukee, Wisconsin 53201

Toll Free: (855) 551-5521

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-551-5521.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$15,600	$15,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2019	FYE 3/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)   Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)   Not applicable.

Item 6. Schedule of Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	6/10/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	6/10/19

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	6/10/19